Annual Report
                             -------------





                PERRITT MICROCAP OPPORTUNITIES FUND, INC.
                -----------------------------------------





                        A no-load mutual fund

                         that invests in the

                          stocks of rapidly

                          growing companies

                           that at the time

                           of purchase have

                         equity market values

                          below $300 million.






               Formerly Perritt Capital Growth Fund, Inc.

                          October 31, 1997



                            PERRITT

                 MICROCAP OPPORTUNITIES FUND, INC.
                 ---------------------------------


                          No Sales Charges

                       No Redemption Charges

                           No 12b-1 Fees

                 Minimum Initial Investment $1,000

                IRA Minimum Initial Investment $250

                     Dividend Reinvestment Plan

                     Systematic Withdrawal Plan

                     Automatic Investment Plan

                     Retirement Plans Including:

                        IRA        Keogh
                        SEP        Roth IRA
                        403(b)     Education IRA


President's Message


Fiscal year 1997, which ended October 31, was a watershed year for your Fund. Total assets swelled from $8.1 million on October 31, 1996, to $24.8 million at the end of October 1997. The Fund's annual return during the fiscal year topped that of the Russell 2000 Index (a commonly used benchmark of the performance of small capitalization stocks) for the fourth consecutive fiscal year. Michael Corbett, an employee of Perritt Capital Management since 1990, assumed the duties of co-portfolio manager of the Fund. Finally, the board of directors approved a change in the name of the Fund to the Perritt MicroCap Opportunities Fund, Inc. to better reflect its management style.

During the 12 months ending October 31, the Fund returned a total of 39.5% versus 27.2% for the Russell 2000 Index and 29.7% for the Standard & Poor's 500 Index. The Fund's market-topping performance was the result of several variables. First, the composition of the Fund differed significantly from that of both the Russell 2000
Index and the S & P 500 Index, both of which contain allocations to public utility and bank stocks. Second, merger and acquisition activity among smaller companies increased during the year. During fiscal 1997, five of the stocks held in our portfolio received buy out offers including American Service Group, Amrion, Sullivan
Dental, Tranzonic, and Versa Technologies. (Jackson Hewett, a recent addition to the portfolio, received a buy out offer in mid-November.) Finally, a handful of stocks in the portfolio exhibited significant price appreciation.

At fiscal year-end, the portfolio contained the common stocks of 53 companies, 25 of which were added during the year. (The Fund's 10 largest holdings are described later in this report.) Because of the inflow of new cash late in the fiscal year, the fund's annual expense ratio declined from 1.92% to 1.52%, the lowest in the Fund's history. The Fund's portfolio turnover rate increased from 58% in fiscal 1996 to 83.1% in fiscal 1997, The increase in portfolio turnover was largely the result of three factors. First, about 10% if the Fund's holdings were sold because of pending, buy out offers. Second, a number of the Fund's holdings appreciated significantly and were sold because company size rose well beyond the micro-cap threshold ($300 million). Finally, a number of stocks were sold because share appreciation drove their valuations well above those that we considered "reasonable", given their future growth prospects. Although the future is never certain, we believe that the economic and financial environment for small capitalization stocks is the best we have seen in some time. The stocks of smaller companies tend to perform well during an environment marked by an expanding economy, low interest rates and an expansive money supply, a strong dollar relative to major foreign currencies and reasonable valuations relative to those of large capitalization stocks. Finally, the recent decline in the capital gains tax rate favors small capitalization stocks, because investors obtain the bulk of their returns from small companies via capital appreciation. Rather than pay cash dividends, the vast majority of small growth companies reinvest their earnings in productive assets. Thus, micro-cap shareholder returns are dominated by capital gains. For shares held more than 18 months, capital gains are taxed at a maximum 20% rate versus a maximum 39.6% on dividend income.

Gerald W. Perritt


Portfolio Managers:

The Fund is managed by Dr. Gerald W. Perritt (since inception in
1988) and Michael Corbett (since 1996). Dr. Perritt received a doctorate in finance and economics from the University of Kentucky.
He has taught investments and finance at a number of colleges and universities including Babson College, the University of Miami, Florida International University, Ball State University and DePaul University (Chicago). Dr. Perritt has authored several books on investing, including Small Stocks: Big Profits, Mutual Funds Made
Easy and Gerald Perritt's Mutual Fund Almanac. Mr. Corbett joined the firm in 1990 as a research analyst, and is currently vice-president of Perritt Capital Management. He has been a contributing columnist for several investment newsletters and is currently working toward a Chartered Financial Analyst (CFA) designation.


PERFORMANCE   Perritt MicroCap   Versus    Russell 2000
             Opportunities Fund           Small Cap Index
              ---------------             ---------------
1988            $10,220                      $10,177
1989             10,604                       11,574
1990              8,369                        8,213
1991             11,722                       12,784
1992             11,921                       13,747
1993             13,467                       17,913
1994             13,326                       17,625
1995             16,738                       20,475
1996             19,843                       23,538
1997             26,976                       29,937

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus any reinvestment of any dividends (income) and capital gains (profits the fund earns when is sells stocks that have grown in value).

Cumulative Total Returns - Periods ended October 31, 1997
                      Past 1 yr  Past 3 yrs  Past 5 yrs  Fund Life
Perritt MicroCap        35.95%    102.43%     126.29%     169.76%
Russell 2000 Index      27.19%     69.50%     117.33%     199.37%
S&P 500 Index            29.68%     93.57%     118.45%     238.55%
CPI*                     2.15%      8.19%      13.68%      38.37%

Cumulative total returns reflect the Fund's actual performance over a set period - in this case, since the Fund began on April 11, 1988. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund's returns to the S&P 500 - a common proxy for the U.S. stock market. You can also compare them to the Russell 2000, which currently reflects the smallest 2000 companies in the U.S. stock market. Both benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Comparing the Fund's performance to the consumer price index helps show how your investment did compared to inflation*.

Average Annual Total Return - Periods ended October 31, 1997
                       Past 1 yr  Past 3 yrs  Past 5 yrs  Fund Life
Perritt MicroCap         35.95%     26.50%      17.74%      10.94%
Russe11 2000 Index       27.19%     19.23%      16.79%      12.15%
S&P 500 Index            29.68%     24.63%      16.91%      13.61%
CPI*                      2.15%      2.66%       2.60%       3.46%

Average annual total returns take the Fund's actual (or cumulative) returns and show you what would have happened if the Fund had performed at a constant rate each year. Total returns and yields are based on past results and are not indications of future performance.

Small is in the Eye of the Beholder

Ever since the fund began operations in 1988, it has pursued a strategy of buying small company stocks, defined as those with market capitalization below $200 million. The goal was to give individual investors a way to capture the so-called "small firm" (the seemingly extra risk adjusted returns that have been delivered by small capitalization stocks for nearly three-quarters of a century). The research that had uncovered the small firm effect defined a small firm as one with equity market value below that of the firm that separated the bottom 20% of New York Stock Exchange listed companies from the top 80% when ranked according to equity market value. As of September 30, 1996, the market capitalization of that company, according to Ibbottson Associates, was $197 million.

From a handful of funds in 1988, the number of mutual funds claiming to follow a small-cap investment strategy has grown to more than 200. However, the portfolios of a large number of these funds contain the stocks of companies with equity capitalizations well beyond $197 million. Because of the diversity of portfolio composition, Lipper Analytical Services, Inc. (a mutual fund industry watchdog) divided the so called small-cap funds into two groups, those that at the time of purchase invest in the stocks of companies with equity market values below $300 million and those with market values between $300 million and $1 billion. Funds falling into the latter group were designated as small-cap funds while those in the former group were dubbed micro-cap funds.

The new micro-cap fund category was created because a large number of mutual fund investors make their mutual fund selections based on fund performance. However, the comparison of the returns of one fund with that of another is only meaningful when the two funds follow a similar investment style and their portfolios possess similar financial characteristics. It is impossible to determine if a fund that returned 20% during a given period has been better managed than another that provided a return of 10% during the same period, because the two funds may have followed different investment strategies. Suppose, for example, that the first fund invested in only large capitalization stocks while the second invested in the stocks of very small companies. Furthermore, suppose that an applicable large cap index returned 25% during the period while a small cap benchmark returned 5%. On the basis of absolute returns, the first fund appears to be better managed. However, when compared to an appropriate benchmark, the managers of the second fund enhanced shareholder value while the first (relative to its benchmark) did not.

To give potential shareholders a better idea of our investment style, we have changed the name of the Perritt Capital Growth Fund to the Perritt MicroCap Opportunities Fund, Inc. As the name implies, the Fund invests in the stocks of companies that at the time of purchase possess equity market values below $300 million. (in fact, the vast majority of new investments are of companies with equity market values below $200 million.) As stock prices continue to increase over the long run, the size of the company that separates the largest from the smallest companies listed on the New York Stock Exchange will no doubt continue to grow. However, the objective of the Fund will continue to remain the same. That is, to provide a portfolio of stocks that has the potential to capture what academic research has referred to as the small firm effect.

www.perrittcap.com

Fund Updates on the Worldwide Web

Beginning in January 1988, a portion of the Perritt Capital Management, Inc. website will be devoted to the Perritt MicroCap Opportunities Fund, Inc. Every month the Fund's portfolio holdings will be updated and portfolio managers Dr. Gerald W. Perritt and Michael Corbett will comment on the financial markets and on changes in the Fund's portfolio. In addition, news and notes regarding the Fund's current holdings will be posted every week so that Fund shareholders can keep abreast of the factors affecting the Fund's performance. Finally, we plan to include the Fund's annual and quarterly financial reports as well as an updated Fund prospectus.
Ten Largest Holdings

Boston Acoustics (BOSA) is a manufacturer of high performance speaker systems for home, car and computer environments. Founded in 1979, the company recorded its eighteenth consecutive year of record sales in 1997. An industry innovator, the company began supplying high performance audio speaker systems to computer manufacturer Gateway 2000 last May.

Craftmade International (CRFT) is a Texas-based distributor and marketer of ceiling fans and related products. The company's national sales organization markets its products to more than 1,500 lighting showroom and electrical wholesaler locations, which sell to the new home construction, remodeling and replacement markets. The company's ceiling fans, bathstrip lighting and light kits are manufactured in Taiwan.

Gradco Systems (GRCO) Incorporated in 1978, the company designs, produces and markets devices which collate paper sheets to the copier market, and supplies feeders and mailboxing sorters and stackers for the computer controlled printer market. The company's products are marketed directly to original equipment manufacturers including: Mita, Xerox, Ricoh, Konica, Toshiba, Lanier, Sharp, Fujitsu, Olympus and Kyocera. Its products are manufactured in Japan and Korea.

Grand Prix Association of Long Beach (GPLB) is the owner and operator of the Toyota Grand Prix of Long Beach, the annual Indy car race run on the streets of Long Beach since 1975. The race is now the second largest Indy car race in the world next to the Indianapolis 500. In addition, the company recently acquired Gateway International Raceway near St. Louis and Memphis Motorsports Park in Tennessee. The Gateway 300 NASCAR Busch Series held last September drew a sellout crowd of 52,000 and was seen by nearly two million more on CBS-TV.

Petroleum Helicopters (PHEL) operates 317 helicopters, the world's largest civilian helicopter fleet, and is the leading provider of helicopter services to oil drillers located in the Gulf of Mexico. The company was incorporated in 1949 by Robert Suggs, whose family holds 51% of its voting stock. In recent years, the company has diversified its services and currently 32% of its revenues are derived from aeromedical, international and technical services.

RCM Technologies (RCMT), founded in 1968, is a provider of specialty staffing services to U.S. businesses. The company's 31 branches located in 12 states focus staffing services in the information technology, professional engineering, specialty health care and general support sectors. Last June, the company completed a 2.8 million share secondary stock offering which raised approximately $20 million, primarily earmarked for the acquistion of privately held staff servicing firms.

RehabCare Group (RHBC), headquartered in St. Louis, is a leading provider of acute rehabilitation, subacute, outpatient, temporary and permanent therapist staffing services on a contract basis to over 750 hospitals, nursing homes and contract therapy commpanies in all 50 of the United States. The aging of the U.S. population is expected to continue to add to the base of patients that will benefit from therapy services, which will drive industry growth well into the foreseeable future.

Republic Automotive Parts (RAUT) distributes a wide range of replacement parts to the automotive aftermarket through 16 distribution centers and 95 auto parts stores located in 16 states. About 55% of company sales are at wholesale to the auto repair trade. The company also distributes auto body parts through 14 distribution centers. An aging population and increasing average car age, as well as the acquisition of small independent auto parts firms, continue to drive both revenue and profit growth.

Tarrant Apparel Group (TAGS) designs, contracts for the manufacture of, and sells moderately priced apparel, primarily for women, under private label to specialty retailers such as Lerner, Limited, Lane Bryant, Express and mass merchandiser Target. Its woven and knit fabrication include jeanswear, casual pants, t-shirts, blouses, shirts, dresses, leggings and jackets. The company imports approximately 85% of its products with about 80% coming from Hong Kong and China.

TBC Corporation (TBCC) is the nation's leading independent distributor of private brand tires for the replacement market. The company's customers include more than 200 regional distribution centers which serve independent dealers throughout the U.S., Canada and Mexico. Its Big O subsidiary acts as a franchisor of independent retail tire and automotive service stores. Kelly-Springfield, a division of Goodyear Tire and Rubber, supplies more than half of the tires sold by TBC.


STATEMENT OF NET ASSETS      October 31, 1997

Shares                                         Market Value
------                                         ------------
COMMON STOCKS - 103.2% (a)

       Biotechnology - 1.9%
 50,000     Cytoclonal*                            $465,625

       Business Service - 13.8%
20,000      Barra*                                  515,000
30,700      EMCOR Group*                            585,219
35,000      LCS Industries                          700,000
19,000      McGrath Rentcorp*                       463,125
10,600      Pomeroy Computer Resources*             270,300
61,500      RCM Technology                          891,750
                                                  ---------
                                                  3,425,394
       Capital Goods - 4.1%
74,400      Gradco*                                 609,150
23,000      Printronix*                             419,750
                                                  ---------
                                                  1,028,900

       Chemicals and Related Products - 2.0%
15,600      AEP Industries*                         499,200

       Consumer Products - Manufacturing - 12.5%
35,500      Boston Acoustics                      1,038,375
38,000      Craftmade International                 532,000
36,500      Global Motorsports*                     556,625
32,000      Sport Haley*                            364,000
50,000      Tattant Apparel Group*                  612,500
                                                  ---------
                                                  3,103,500

       Consumer Services - 10.2%
60,000      Interstate National Dealer*             581,250
 8,000      Jackson Hewitt*                         362,000
92,000      TBC*                                    943,000
53,000      Warrantech*                             636,000
                                                  ---------
                                                  2,522,250

       Electronic Equipment - 8.2%
79,000      Asante Technology*                      365,375
15,000      General Scanning*                       387,188
39,700      Summa Four*                             451,587
 7,000      Thrustmaster*                           113,750
31,080      Transact Technologies*                  388,500
16,500      Woodhead                                321,750
                                                  ---------
                                                  2,028,150
STATEMENT OF NET ASSETS (continued)

       Environmental Services - 6.7%
63,300      Emcon Associates*                       371,887
51,200      Harding Lawson Associates*              486,400
29,440      Sevenson Environmental Services         426,880
63,500      Versar*                                 381,000
                                                  ---------
                                                  1,666,167
       Food - 7.5%
16,000      Celestial Seasonings*                   432,000
22,000      J & J Snack Foods*                      374,000
30,000      Tasty Baking                            663,750
17,000      Worthington Foods                       386,750
                                                  ---------
                                                  1,856,500
       Land Development - 1.4%
12,000      Tejon Ranch                             342,750

       Leisure - 3.8%
42,000      Acres Gaming*                           346,500
40,000      Grand Prix Association of Long Beach*   595,000
                                                    -------
                                                    941,500

       Medical Supplies & Services - 3.9%
31,700      Iridex*                                  20,962
22,OOO      Rehabcare Group*                        606,375
 4,800      US Physical Therapy*                     52,800
                                                    -------
                                                    980,137

       Minerals & Resources - 2.0%
38,800      Green (A.P.) Industries                 499,550


       Oil Services - 10.8%
28,000      Aztec Manufacturing                     505,750
62,000      Boxx Energy Corp. B Non-voting*         437,875
26,100      Petroleum Helicopters Non-voting        632,925
25,000      Petroleum Helicopters Voting            587,500
12,500      Saint Mary Land & Exploration           509,375
                                                  ---------
                                                  2,673,425

       Printing & Publishing - 1.6%
35,000      Thomas Nelson                           406,875

       Retail - 5.7%
 5,000      Brookstone*                              60,469
51,200      Republic Automotive Parts*              806,400
40,000      S & K Famous Brands*                    550,000
                                                  ---------
                                                  1,416,869
STATEMENT OF NET ASSETS (continued)

       Software - 4.6%
72,000      Altris Software*                        333,000
11,000      Data Research Associates                140,250
37,300      Programmers Paradise*                   391,650
11,000      Rainbow Technologies*                   270,875
                                                  ---------
                                                  1,135,775

       Specialty Manufacturing - 2.5%
50,000      Barringer Tech*                         484,375
29,000      Tridex*                                 145,000
                                                    -------
                                                    629,375

Total Common Stocks (Cost $23,901,149)           25,621,942

Total Investments(Cost $23,901,149)              25,621,942

Cash and Receivables
  Net of Liabilities - (3.2)% (a)                 $(791,374)

Total Net Assets - 100%                         $24,830,568

(Equivalent to $17.75 per share based on 1,399,234 shares of capital stock outstanding)

STATEMENT OF NET ASSETS (continued)

* Non-income producing security.

(a) percentages for various classifications relate to total net assets.

The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF CHANGES IN NET ASSETS

                                      For the          For the
                                     Year Ended       Year Ended
OPERATIONS:                       October 31, 1997 October 31, 1996
                                  ---------------- ----------------
Net investment loss................... $  (74,105)    $  (88,318)
Net realized gain on investments......  2,892,339        835,018
Net increase in unrealized
  appreciation of investments.........     76,761        554,632
Increase in net assets resulting       -----------    -----------
  from from operations................  2,894,995      1,301,332
                                       -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment
  income..............................    (21,777)      (439,517)
Distributions from net realized gains
  from investment transactions........   (724,922)      (584,161)
Decrease in net assets resulting from  -----------    -----------
  distributions.......................   (746,699)    (1,023,678)

CAPITAL SHARE TRANSACTIONS:


Proceeds from shares issued (1,708,342
  and 115,983) shares, respectively).. 30,622,392     1,545,853
Cost of shares redeemed (930,469 and
  104,320 shares, respectively).......(16,789,699)    (1,412,290)
Reinvested dividends (53,851 and
  80,986 shares, respectively)........    719,992        989,644
Increase in net assets derived         -----------    -----------
  from capital share transactions..... 14,552,685      1,123,207
                                       -----------    -----------
Total Increase ....................... 16,700,981      1,400,861

NET ASSETS AT THE BEGINNING
  OF THE PERIOD.......................  8,129,587      6,728,726
                                       -----------    -----------
NET ASSETS AT THE END OF THE PERIOD
  (Including undistributed net
   investment loss of ($308,759) and
   ($322,972) respectively)...........$24,830,568     $8,129,587
                                      ===========================

       The accompanying notes to financial statements are an integral part of this statement.
FINANCIAL HIGHLIGHTS
                                     Years ended October 31

                                1997   1996   1995   1994   1993
Selected Per-Share Data

Net asset value,
  beginning of period.......   $14.33 $14.17 $11.89 $12.54  $11.43
                               ------ ------ ------ ------- -------
Net investment income (loss)   (0.05) (0.16) (0.13) (0.13)  (0.14)

Net realized and unrealized
  gain on investments.......    4.78   2.42   3.01   0.02    1.61
                               -----  ------ ------ ------- -------
Total from Investment
  Operations................    4.73   2.26   2.88  (0.11)   1.47
                                      ------ ------ ------- -------
Less Distributions:
  From net investment income   (0.04) (0.90)   -      -     (0.08)
  From net realized gains...   (1.27) (1.20) (0.60) (0.54)  (0.28)
                               ------ ------ ------ ------- ------
  Total Distributions.......   (1.31) (2.10) (0.60) (0.54)  (0.36)
                               ------ ------ ------ ------- ------
Net asset value,
  end of period.............   $17.75 $14.33 $14.17 $11.89  $12.54

                               ====== ====== ====== ======  ======

Total Return................   35.95% 18.56% 25.60% (1.05%) 12.97%

Ratios and Supplemental Data

Net assets, end of period
  (in thousands)...........  $24,831 $8,130 $6,729 $6,279  $7,208

Ratio of expenses to
  average net assets.......    1.52%  1.92%  2.07%  2.00%   1.96%

Ratio of net investment income
  to average net assets.....  (0.6%)  (1.2%) (1.0%) (1.0%)  (1.1%)

Portfolio turnover rate        83.1%    58.0%  67.4%  39.2%   34.6%

Average Commission Rate per
  equity stock traded....... $0.0270  $0.0363


FINANCIAL HIGHLIGHTS (continued)
                                     Years ended October 31

                                1992    1991   1990   1989  1988**
Selected Per-Share Data


Net asset value,
  beginning of period.......   $11.36 $ 8.17 $10.52  $10.22 $10.00
                               ------ ------ ------- ------ -------
Net investment income (loss)   (0.12) (0.02)  0.09    0.16   0.06

Net realized and unrealized
  gain on investments.......    0.31   3.27  (2.27)   0.22   0.16
                               ------ ------ ------- ------ -------
Total from Investment
  Operations................    0.19   3.25  (2.18)   0.38   0.22
                               ------ ------ ------- ------ -------
Less Distributions:
  From net investment income     -    (0.06) (0.17)  (0.08)   -
  From net realized gains...   (0.12)   -      -       -      -
                               ------ ------ ------- ------ -------
  Total Distributions.......   (0.12) (0.06) (0.17)  (0.08)   -
                               ------ ------ ------- ------ -------
Net asset value,
  end of period.............   $11.43 $11.36 $ 8.17  $10.52 $10.22

                               ====== ====== ======  ====== ======

Total Return................    1.70% 40.06%(21.07%)  3.75%  2.20


Ratios and Supplemental Data

Net assets, end of period
  (in thousands)............   $6,942 $6,183 $4,265  $5,573 $3,020

Ratio of expenses to
  average net assets........    2.30%  2.50%  2.50%   2.50%  2.70%*

Ratio of net investment income
  to average net assets.....    (1.1%) (0.2%)  0.9%    1.8%   1.6%*

Portfolio turnover rate          24.4%  37.4%  23.6%   22.6%  3.5%*

Average Commission Rate per
  equity stock traded.......

** Commencement of operations.  For the period April 11, 1988 to
   October 31, 1988.
*  Annualized

       The accompanying notes to financial statements are an integral part of this statement.
STATEMENT OF OPERATIONS
                                                For the
                                              Year ended
                                            October 31, 1997
INCOME:

        Dividend.............................   $45,918
        Interest.............................    62,358
                                                -------
        Total income.........................   108,276
                                                -------

EXPENSES:

        Management fees......................    83,934
        Legal fees...........................     5,792
        Administrative services..............    22,097
        Transfer agent fees..................    22,850
        Registration fees....................    15,615
        Printing and postage.................     3,870
        Custodian fees.......................    13,150
        Auditing.............................    11,000
        Directors and annual meeting.........     1,219
        Insurance............................     1,801
        Other expenses.......................     1,053
                                                -------
               Total expenses                   182,381
                                                -------
               Net investment loss              (74,105)
                                                -------

NET REALIZED GAIN ON INVESTMENTS............. 2,892,339
NET INCREASE IN UNREALIZED APPRECIATION
   OF INVESTMENTS............................    76,761
                                              ---------
NET GAIN ON INVESTMENTS...................... 2,969,100
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS...........................$2,894,995
                                             ==========



       The accompanying notes to financial statements are
       an integral part of this statement.
NOTES TO FINANCIAL STATEMENTS         October 31, 1997

The Perritt MicroCap Opportunites Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company.

1. Summary of Significant Accounting Policies - The following is a summary of significant accounting policies of the Fund:

   a. Each security, excluding demand notes and commercial paper, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale
      is reported, the mean between the latest bid and ask price. Securities which are traded over-the-counter are valued at the mean between the latest bid and ask price if no sale was effected. Demand notes and commercial paper are valued at cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the year ended October 31, 1997, purchases
and
      sales of investment securities (excluding demand notes) were $24,687,193 and $9,937,036 respectively.

   b. Net realized gains and losses on securities were computed using first-in , first-out basis.

   c. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund will distribute approximately $321,816 as ordinary income dividend distributions and $2,496,418 as capital gain dividend distributions.

   d. Dividends to shareholders are recorded on the ex-dividend date.

   e. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.
      Discounts and premiums on securities purchased are amortized over the life of the respective securities.

   f. The process of preparing a statement of financial condition in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of financial condition and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimaes.
NOTES TO FINANCIAL STATEMENTS (continued)       October 31, 1997

   g. Substantially all of the Fund's assets and liabilities are considered financial instruments as defined by Statement of Financial Accounting Standards No. 107 and are either already
      reflected at fair values or are short-term or replacable on demand. Therefore, their carrying amounts approximate their fair values.

2. Investment Advisor and Management Agreement and Transactions
   With Related Parties -

   The Fund has an agreement with Perritt Capital Management, Inc. ("PCM), with whom certain officers of the Fund are affiliated, to serve as investment advisor and manager. Under the terms of the agreement, the Fund will pay PCM a monthly management fee at
   the annual rate of 0.7% of the daily net assets of the Fund.

   This advisory agreement requires the advisor to reimburse the Fund in the event that the expenses of the Fund in any fiscal year exceed that percentage of the average net asset value of the Fund which is the most restrictive percentage as stated in the agreement. The most restrictive percentage limitation (which applies only to the reimbursement of management fees) applicable to the Fund is 2% of the average net asset value.

3. Related Parties -

   As of October 31, 1997, liabilities of the Fund included accrued operating expenses of $19,916 payable to Perritt
   Capital Management, Inc.

4. Sources of Net Assets -

   As of October 31, 1997, the sources of net assets were as follows:

      Fund shares issued and outstanding..........$20,399,448
      Unrealized appreciation of investments......  1,720,793
      Accumulated net realized gain on investments  3,019,086
      Undistributed net investment loss...........   (308,759)
                                                   -----------
      Total.......................................$24,830,568
                                                  ============
   Aggregate net unrealized appreciation as of October 31, 1997 consisted of the following:

      Aggregate gross unrealized appreciation.....  2,936,130
      Aggregate gross unrealized depreciation..... (1,215,337)
                                                   -----------
      Net unrealized appreciation................. $1,720,793
                                                   ===========
   As of October 31, 1997, there were 20,000,000 shares of $0.01 par value capital stock authorized.
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS:

To the Shareholders and Board of Directors of the Perritt MicroCap Opportunites Fund, Inc.:

We have audited the accompanying statement of net assets of the Perritt MicroCap Opportunities Fund, Inc. (a Maryland corporation) as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the eight years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended October 31, 1989 and 1988 were audited by other auditors whose opinion dated November 17, 1989 was unqualified.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt MicroCap Opportunities Fund, Inc. as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the eight years in the period then ended in conformity with generally accepted accounting principles.

CHECKERS, SIMON & ROSNER LLP
Chicago, Illinois
December 27, 1997



      For assistance with your existing account,  call our
      Shareholder Service Center at:    1-800-332-3133


                    Board of Directors
                      David Maglich
                    Gerald W. Perritt
                     Dianne C. Click


                   Investment Advisor
              Perritt Capital Management, Inc.
                 120 S. Riverside Plaza
                       Suite 1745
                  Chicago, IL  60606
                     (800) 331-8936


                 Independent Accountants
              Checkers, Simon & Rosner LLP
                 One South Wacker Drive
                    Chicago, IL 60606


                      Legal Counsel
                     Foley & Lardner
                777 East Wisconsin Avenue
                  Milwaukee, WI 53202


              Custodian, Transfer Agent and
                Dividend Disbursing Agent
                  Firstar Trust Company
                      PO Box 701
                Milwaukee, WI  53201-0701


               Brokerage Firm Availability
                Charles Schwab & Company
                 Jack White & Company
                Waterhouse Securities




This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt
Capital MicroCap Opportunities Fund, Inc.